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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 1, 2005
                                                           ------------



                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)

           MISSOURI                            0-18261                             43-1529759
-------------------------------        ------------------------       -----------------------------------
(state or other jurisdiction of        (Commission File Number)       (I.R.S. employer identification no.)
incorporation or organization)

       911 MAIN STREET, SUITE 100
         KANSAS CITY, MISSOURI                                                      64105
----------------------------------------                              -----------------------------------
(address of principal executive offices)                                          (zip code)

Registrant's telephone number, including area code:  (816) 421-8255
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                                 NOT APPLICABLE
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(former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


         On July 1, 2005, the Registrant completed the purchase from 10955 Lowell Street Investors LLC, a Delaware limited liability company, of the land and improvements located at 10955 Lowell Street, Overland Park, Johnson County, Kansas, commonly known as "Building 20", pursuant to the Purchase and Sale Agreement dated as of May 20, 2005 (the "Agreement"), which Agreement was reported on the Registrant's Form 8-K filed on May 24, 2005. The original purchase price of $12,500,000 was adjusted to $12,350,000 following the Registrant's due diligence and the net amount of $12,259,203.21, after closing costs, prorations and loan related expenses, was paid from the following funds;
(i) Registrant's $350,000 earnest money deposit paid at the signing of the Agreement, (ii) $481,291.20 from cash deposited with an intermediary from the Registrant's previous sale of land and improvements as part of a Sec. 1031 like-kind exchange, (iii) $9,000,000 in loan proceeds obtained from an unrelated financial institution (described in Item 2.03 below); and (iv) $2,427,912.01 in cash from the Registrant's working capital.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.


         On July 1, 2005, the Registrant borrowed $9,000,000 from an unrelated financial institution pursuant to a Promissory Note dated July 1, 2005 (the "Note"). The proceeds were utilized to purchase the land and improvements described in Item 2.01. above. The Note, which bears interest at the rate of 5.18% per annum, is payable in monthly installments of interest only in the amount of $38,850 from August 1, 2005 through July 1, 2007, and by equal monthly installments of principal and interest, on the basis of a 25-year amortization schedule, in the amount of $53,561.26, commencing on August 1, 2007, with the remaining balance of principal and interest due and payable on July 1, 2020. The
Note is secured by Registrant's Mortgage and Security Agreement, dated July 1, 2005, which grants the lender a mortgage and security interest in the land and improvements described in Item 2.01 above.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


         (a) Financial Statements of Businesses Acquired.

         The financial statements required, if any, with respect to the purchase of real estate described in Section 2, Item 2.01. above, are not included in this Form 8-K, but the required financial statements, if any, will be filed on or before September 19, 2005.

         (b) Proforma Financial Information.

         The pro forma financial information required, if any, with respect to the purchase of the real estate described in Section 2, Item 2.01. above, are not included in this report on Form 8-K, but the required pro forma financial information, if any, will be filed on or before September 19, 2005.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      TOWER PROPERTIES COMPANY

DATE:   July 8, 2005
                                      By: /s/ Thomas R. Willard
                                          -------------------------------------
                                          Thomas R. Willard
                                          President and Chief Executive Officer




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